                             AMENDMENT TO SCHEDULE A
                             -----------------------

Effective as of May 1, 2002, this Schedule A is hereby amended as follows:

Name of Separate Account and             Contracts Funded by
Date Established by Board of Directors   Separate Account          Designated Portfolios
--------------------------------------   ----------------------    ---------------------

Separate Account B                        Group and Individual     T. Rowe Price International Series, Inc.
Established January 4, 1993                 Flexible Premium       ----------------------------------------
                                              Variable Life        o  T. Rowe Price International Stock
                                                Insurance             Portfolio

Separate Account D                        Individual Flexible      T. Rowe Price Equity Series, Inc.
Established January 3, 1995                 Premium Variable       ---------------------------------
                                             Life Insurance        o  T. Rowe Price New America
                                                                      Growth Portfolio
                                                                   o  T. Rowe Price New America
                                                                      Growth Portfolio
                                                                   o  T. Rowe Price Equity Income
                                                                      Portfolio
                                                                   o  T. Rowe Price Personal Strategy
                                                                      Balanced Portfolio
                                                                   o  T. Rowe Price Mid-Cap Growth
                                                                      Portfolio

                                             Joint and Last        T. Rowe Price Fixed Income Series, Inc.
                                                Survivor           ---------------------------------------
                                            Flexible Variable      o  T. Rowe Price Limited-Term Bond
                                             Life Insurance           Portfolio

     IN WITNESS WHEREOF, Paragon Life Insurance Company, T. Rowe Price Investment Services, Inc. and the undersigned Funds hereby amend this Schedule A in accordance with the Participation Agreement made and entered into as of the 1st day of August, 1996.

COMPANY:                                PARAGON LIFE INSURANCE COMPANY

                                        By its authorized officer


                                        By: /s/ Craig K. Nordyke
                                            ------------------------------------
                                        Title: Executive VP & Chief Actuary
                                               ---------------------------------
                                        Date:  May 3, 2002
                                               ---------------------------------


UNDERWRITER:                            T. ROWE PRICE INVESTMENT SERVICES, INC.

                                        By its authorized officer


                                        By: /s/ Darrell N. Braman
                                            ------------------------------------
                                        Title: Vice President
                                               ---------------------------------
                                        Date:  April 1, 2002
                                               ---------------------------------


FUNDS:                                  T. ROWE PRICE EQUITY SERIES, INC.

                                        By its authorized officer


                                        By: /s/ Henry H. Hopkins
                                            ------------------------------------
                                        Title: Vice President
                                               ---------------------------------
                                        Date:  April 15, 2002
                                               ---------------------------------

                                        T. ROWE PRICE INTERNATIONAL SERIES, INC.

                                        By its authorized officer


                                        By: /s/ Henry H. Hopkins
                                            ------------------------------------
                                        Title: Vice President
                                               ---------------------------------
                                        Date:  April 15, 2002
                                               ---------------------------------

                                        T. ROWE PRICE FIXED INCOME SERIES, INC.

                                        By its authorized officer

                                        By: /s/ Henry H. Hopkins
                                            ------------------------------------
                                        Title: Vice President
                                               ---------------------------------
                                        Date:  April 15, 2002
                                               ---------------------------------

                             AMENDMENT TO SCHEDULE A
                             -----------------------

Effective as of August 6, 1999, this Schedule A is hereby amended as follows:

Name of Separate Account and             Contracts Funded by
Date Established by Board of Directors   Separate Account          Designated Portfolios
--------------------------------------   ----------------------    ---------------------

Separate Account B                        Group and Individual     T. Rowe Price International Series, Inc.
Established January 4, 1993                 Flexible Premium       ----------------------------------------
                                              Variable Life        o  T. Rowe Price International Stock
                                                Insurance             Portfolio

Separate Account D                        Individual Flexible      T. Rowe Price Equity Series, Inc.
Established January 3, 1995                 Premium Variable       ---------------------------------
                                             Life Insurance        o  T. Rowe Price New America
                                                                      Growth Portfolio
                                                                   o  T. Rowe Price Equity Income
                                                                      Portfolio

                                             Joint and Last        T. Rowe Price Fixed Income Series, Inc.
                                                Survivor           ---------------------------------------
                                            Flexible Variable      o  T. Rowe Price Limited-Term Bond
                                             Life Insurance           Portfolio

     IN WITNESS WHEREOF, Paragon Life Insurance Company, T. Rowe Price Investment Services, Inc. and the undersigned Funds hereby amend this Schedule A in accordance with the Participation Agreement made and entered into as of the 1ST day of August, 1996.

COMPANY:                         PARAGON LIFE INSURANCE COMPANY

                                 By its authorized officer


                                 By: /s/ Craig K. Nordyke
                                     -------------------------------------------
                                 Title: Executive Vice President & Chief Actuary
                                        ----------------------------------------
                                 Date:  Sep 3, 1999
                                        ----------------------------------------


UNDERWRITER:                     T. ROWE PRICE INVESTMENT SERVICES, INC.

                                 By its authorized officer


                                 By: /s/ Darrell N. Braman
                                     -------------------------------------------
                                 Title: Vice President
                                        ----------------------------------------
                                 Date:  August 27, 1999
                                        ----------------------------------------


FUNDS:                           T. ROWE PRICE EQUITY SERIES, INC.

                                 By its authorized officer


                                 By: /s/ Henry H. Hopkins
                                     -------------------------------------------
                                 Title: Vice President
                                        ----------------------------------------
                                 Date:  August 27, 1999
                                        ----------------------------------------

                                 T. ROWE PRICE INTERNATIONAL SERIES, INC.

                                 By its authorized officer


                                 By: /s/ Henry H. Hopkins
                                        ----------------------------------------
                                 Title: Vice President
                                        ----------------------------------------
                                 Date:  August 27, 1999
                                        ----------------------------------------

                                        T. ROWE PRICE FIXED INCOME SERIES, INC.

                                        By its authorized officer

                                        By: /s/ Henry H. Hopkins
                                            ------------------------------------
                                        Title: Vice President
                                               ---------------------------------
                                        Date:  August 27, 1999
                                               ---------------------------------

                                     AMENDED
                                     -------
                                   SCHEDULE A
                                   ----------

Name of Separate Account and             Contracts Funded by
Date Established by Board of Directors   Separate Account          Designated Portfolios
--------------------------------------   ----------------------    ---------------------

Separate Account B                        Group and Individual     T. Rowe Price International Series, Inc.
Established January 4, 1993                 Flexible Premium       ----------------------------------------
                                              Variable Life        o  T. Rowe Price International Stock
                                                Insurance             Portfolio

Separate Account D                        Individual Flexible      T. Rowe Price Equity Series, Inc.
Established January 3, 1995                 Premium Variable       ---------------------------------
                                             Life Insurance        o  T. Rowe Price New America Growth
                                                                      Portfolio
                                                                   o  T. Rowe Price Equity Income
                                                                      Portfolio
                                                                   o  T. Rowe Price Personal Strategy
                                                                      Balanced Portfolio

                                                                   T. Rowe Price Fixed Income Series, Inc.
                                                                   ---------------------------------------
                                                                   o  T. Rowe Price Limited-Term Bond
                                                                      Portfolio


Effective as of October 15, 1997


T. ROWE PRICE INTERNATIONAL SERIES, INC.    T. ROWE PRICE INVESTMENT SERVICES, INC.


By: /s/ [Illegible]                         By: /s/ [Illegible]
    ------------------------------------        -----------------------------------


T. ROWE PRICE EQUITY SERIES, INC.           PARAGON LIFE INSURANCE COMPANY


By: /s/ [Illegible]                         By: /s/ Craig K. Nordyke
    ------------------------------------        -----------------------------------
                                                Executive Vice President

T. ROWE PRICE FIXED INCOME SERIES, INC

By: /s/ [Illegible]
    ------------------------------------